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                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549

                           FORM 8-K

               Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):
                        October 16, 1997


                       GFS BANCORP, INC.
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  (Exact name of registrant as specified in its Charter)


         Delaware                 0-22742           42-1410536
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(State or other jurisdiction   (Commission      (I.R.S. Employer
of incorporation)              File Number)   Identification No.)


1025 Main Street, Grinnell, Iowa                    50112-1633
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(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:(515) 236-3121
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                             N/A
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  (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

     On October 16, 1997, the Registrant entered into an Agreement and Plan of Reorganization (the "Agreement"), providing for the acquisition of the Registrant by First Federal Savings Bank of Siouxland ("First Federal"). The Agreement provides for the conversion of each issued and outstanding share of the Registrant's common stock into the right to receive $17.65 per share in cash from First Federal.

     For information regarding the terms of the Agreement, including the conditions which must be satisfied to complete the acquisition, reference is made to the Agreement and to the press release, dated October 17, 1997, which are attached hereto and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS.

     The following is a list of exhibits filed with the report.

     Exhibit 2 --   Agreement and Plan of Reorganization, dated
                    October 16, 1997.  (Schedules omitted.
                    The Registrant agrees to supplementally
                    furnish a copy of any omitted schedules to the Commission upon request.)

     Exhibit 20 --  Press Release dated October 17, 1997
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                             SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                         GFS BANCORP, INC.


Date:  October 27, 1997     By:   /s/ Katherine A. Rose
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                                  Katherine A. Rose
                                  Senior Vice President